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                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, DC 20549


                              Form 8-K

                           CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


                  Date of Report: May 28, 2002



                             AT&T CORP.

 A New York                Commission File            I.R.S. Employer
Corporation                  No. 1-1105                No.13-4924710



     32 Avenue of the Americas, New York, New York 10013-3412


                   Telephone Number (212) 387-5400





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Form 8-K                                                     AT&T Corp.
May 28, 2002


ITEM 5  OTHER EVENTS.

AT&T is filing unaudited pro forma combined condensed financial information included in Exhibit 99 as follows:

1. Unaudited Pro Forma introductory paragraphs.
2. Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2002.
3. Unaudited Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 2002 and 2001.
4. Unaudited Pro Forma Combined Condensed Statements of Operations for the years ended December 31, 2001, 2000 and 1999.
5. Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.


ITEM 7 Financial Statements and Exhibits.

c)   Exhibits.

     Exhibit 99 AT&T Corp. unaudited pro forma combined condensed financial results at and for the three months ended March 31, 2002, and for the years ended December 31, 2001, 2000 and 1999.







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Form 8-K                                                        AT&T Corp.
May 28, 2002



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

May 28, 2002